UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2005
ChoicePoint Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

1000 Alderman Drive
Alpharetta, Georgia	30005
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 752-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 27, 2005, ChoicePoint Inc. (“ChoicePoint” or the “Company”) issued a press release announcing third quarter 2005 financial results. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
     The press release presented non-GAAP financial information such as operating income before other operating charges (which is not a measure of financial performance under generally accepted accounting principles), which the Company believes is useful for investors to compare the Company’s 2005 results from ongoing operations excluding the effect of specific expenses related to fraudulent data access previously disclosed in the Company’s Form 10-K for the year ended December 31, 2004, and the Company’s Form 10-Qs for the quarters ended March 31, 2005 and June 30, 2005. This data is also used by the Company for assessment of its operating results.
     On October 27, 2005, ChoicePoint will hold an investor conference call and webcast to discuss financial results for the third quarter of 2005. The webcast will be broadcast at 8:30 a.m. EDT. The webcast can be accessed at www.choicepoint.com and will be available for replay at the same address. The Supplemental Information package that will be placed on the ChoicePoint Inc. website prior to this call is attached and incorporated by reference herein as Exhibit 99.2. All information in this Supplemental Information package is presented as of September 30, 2005, and ChoicePoint does not assume any obligation to correct or update this information in the future.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 26, 2005, the Company’s Board of Directors approved certain senior management changes, including the following:
•	Steven W. Surbaugh was appointed Executive Vice President and Chief Administrative Officer and, in connection with his appointment, ceased to serve as Chief Financial Officer; and

•	David E. Trine was appointed Vice President and Chief Financial Officer and, in connection with his appointment, ceased to serve as Treasurer and Corporate Controller. Mr. Trine will remain the Company’s principal accounting officer.
Mr. Trine served as the Company’s Treasurer and Corporate Controller from May 2000 and May 1999, respectively, until his appointment as Chief Financial Officer. Mr. Trine served as Vice President - Finance and Accounting of the Company from 1997 until May 1999. Mr. Trine is 45 years old.
     On October 27, 2005, the Company issued a press release announcing these and certain other management changes. A copy of the press release is filed as Exhibit 99.3 to this report on Form 8-K.
     On October 25, 2005, Thomas M. Coughlin resigned as a director of the Company.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1	Press Release dated October 27, 2005 announcing Third Quarter 2005 financial results.

Exhibit 99.2	Supplemental Information dated October 27, 2005.

Exhibit 99.3	Press Release dated October 27, 2005 describing management changes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 27, 2005

CHOICEPOINT INC.
By:	/s/ Steven W. Surbaugh
Steven W. Surbaugh
Executive Vice President and Chief Administrative Officer